Exhibit 99.1

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[LOGO]

February 2006

[LOGO]

Table of Contents

1.  Why Merge with OFS? (Page 3)

2. Analyst Estimates for OPX (Page 10)

3. Corporate Mission and The Merger (Page 12)

4.  Opteum Portfolio and Liabilities Update (Page 15)

a.  8K Released 2/22/2006

5.  OFS Business Model (Page 29)

6.  Discussion of GAAP Accounting & Proper SEC Presentations (Page 42)

7.  What Causes Book Value to Fluctuate? (Page 45)

8. Corporate Achievements and Disappointments in 2005 (Page 47)

Why Merge with OFS

•                  Decrease Reliance of RMBS Portfolio Arbitrage on Federal Reserve Rate Decisions

•                  Diversify Sources of Revenue

•                  High Teens ROE Potential is Accretive to REIT Investment Opportunities

•                  New Peer Group Stock Prices Trade at Higher Multiples to Book

•                  Executive Expertise

•                  Portfolio Management

•                  Liquidity Management

•                  Mortgage Banking

•                  Companies that can Effectively Manage all Three Facets of the Mortgage Business have Historically had Stock Prices which Trade at Higher Multiples

•                  Origination Synergies

•                  OFS is Nearing the Point in Their Lifecycle where Cash Flow from Operations are Sufficient to Sustain Organic Growth while the Mortgage Banking Business Cycle is at a Point where Originators Trade at Lower Multiples — Thus Providing an Ideal Entry Point for Opteum

Price/Book for RMBS and Origination REITs

Median Price to Book Ratio

[CHART]

Percentage of Median Price/Book of Active Prime Group to Median Price/Book of RMBS Group

[CHART]

Median Price to Book Ratio of Active & Prime Group

[CHART]

Opteum (REIT) Portfolio Return on Marginal Equity Opportunities (2/24/06)

Net Asset Yield	5.55%
Cost of Funding (#)	4.80%
Net Interest Spread (NIS)	0.75%

NIS x Leverage (11.5:1)	8.63%
Return on Unlevered Equity	5.00%
Return on Investment	13.63%

Overhead	(2.00)%
Funding Contracts	(0.25)%
Other Expenses	(0.25)%
Return on Equity	11.13%

(#) 3 Month LIBOR is 4.80%

OFS Origination Projections for 2006

Closings	$7,250,000,000
# of Closings	38,625
Average Loan Size	$187,715

Total Revenues	$264,000,000
Operating Expenses	$(149,000,000)
Non-Operating Expenses	$(94,000,000)
OFS Net Income Before Taxes	$21,000,000

Minority Interest	$(1,000,000)
Income Taxes	$(8,000,000)
Net Income	$12,000,000

Return on Equity: $12,000,000 / $56,300,000 = 21.3%

Return Evaluation of OFS Investment

Return to REIT
Equity Investment	($56.3MM)	$12.00MM	(after-tax)
Loan (11%)	($15.0MM)	$1.65MM	(non-taxable)
Loan (BCCII) (11%)	($50.0MM)	$5.50MM	(non-taxable)
	Total Return	$19.15MM

Cost to REIT
Equity Investment + $15MM Loan
($71.3MM @ 11.13%)*	$7.94MM
$50MM Loan (BCCII)
($50.0MM @ 7.8575%)**	$3.93MM
Total Cost	$11.87MM

Excess Return = $7.28MM

*  The implied charge of 11.13% equals the current REIT investment opportunities on marginal equity

** 7.8575% is the coupon on the BCCII

Analysts Estimates for OPX

Analyst Estimates for OPX Earnings

Firm	Analyst	Q4 2005 Earnings Estimate*		Q1 2006 Earnings Estimate*		Q2 2006 Earnings Estimate*		Date of Most Recent Report	Rating	Year 2006 Earnings Estimate*
Deutsche Bank	Steven Laws	$0.14		$0.09		$0.12		December 13, 2005	Buy	$0.55
FIG Partners	Chris Marinac	$0.14		$0.15	(1)	$0.17		December 5, 2005	Outperform	$0.70
Friedman Billings Ramsey	Merrill Ross	$0.14		$0.06	(2)	$0.04	(2)	December 13, 2005	Market Perform	$0.39	(2)
Hilliard Lyons	Ross Demmerle	N/A		N/A		N/A		December 2, 2005	Neutral	$0.75
Cohen Brothers	Alvar Soosaar	$0.15	(1)	N/A		N/A		January 6, 2006	N/A	$0.79
Flagstone Securities	Steve Delaney	$0.13	(2)	$0.12	**(1)	$0.18	**(1)	February 21, 2006	N/A	$0.80	**(1)
	Average =	$0.14	(3)	$0.11	(3)	$0.13	(3)			$0.66	(3)

(1)   High

(2)   Low

(3)   Average

*   “Earnings Estimates” generally reflect analyst’s dividend expectations.

** Expected dividends are $0.09, $0.12, and $0.60 for Q1-2006, Q2-2006, and YR-2006, respectively.

Corporate Mission and the Merger

a. Thousand Employees Working as One

Corporate Mission & Long Term Goal

Our Corporate Mission:

•                  Provide Superior Returns to our Shareholders.

If we achieve our Corporate Mission, we will be able to achieve our Corporate Long Term Goal.

Our Corporate Long Term Goal:

•                  Attract, Retain, and Grow Equity Capital.

That simple Corporate Mission and Long Term Goal can only be successfully achieved if our entire enterprise – every associate - embraces the same Corporate Principles. The Principles are also simple, but must be rigorously applied to achieve the Corporate Mission and Long Term Goal. Quite simply, our success will depend on all of us applying these principles.

Corporate Principles

1.               We will always have an uncompromising determination to be guided by integrity and by what serves our customers and investors best.

2.               We will always strive to exceed our customers and investors expectations.

3.               We will always strive to achieve excellence in everything we do – both inside and outside the enterprise.

4.               We will always recognize that diversity is not optional and is inherent in everything we do.

5.               We will always have the uncompromising conviction that our associates are our most important asset.

6.               We will always ensure an entrepreneurial environment that will create innovative solutions for new as well as existing challenges.

7.               We will always ensure a performance reward system which recognizes important contributions and enables us to attract and retain the best associates.

8.               We will always remember that we are a team and that personal agendas are left at home. Any associate who puts their personal interests ahead of the interest of our investors, customers, and the company will no longer be part of the team.

9.               We will always invest in the most innovative technology to enhance every associate’s ability to perform most efficiently and with a competitive advantage.

10.         We will always remember that our reputation is as dear as our investors’ capital and our customer relationships.

11.         Best Practices is a life time commitment to always do what is right.

12.         We will always be committed to Think like an Investor and Act like an Owner. We will always encourage associates to be owners, which results in a further alignment with our investors and customers.

Opteum Portfolio and Liabilities Update

•                  8K Released 2/22/2006 with Snapshot of 2/17/2006 Portfolio and Liabilities

Opteum Current Portfolio Highlights

•                  Opteum Currently owns Agency Mortgage Related Securities — Little Credit Risk

•                  Diversification Across Various Types of Short-Duration Asset Classes

•                  Short-Duration Assets have Historically Exhibited Low Price Volatility

•                  Diversification Limits Potential Volatility from Overexposure to any One Asset Class

1.              Adjustable Rate Securities (those that reset within 12 months)

2.              CMO Monthly Resetting Floaters

3.              Hybrid ARMS and Balloons

4.              Fixed Rate Assets (specified pools, sequential CMO’s, agency debt - with low durations)

5.              Cash (Opteum typically has 40% of its equity in cash, especially prior to monthly bond factor and prepayment release)

•                  Leverage, Defined as Debt to Equity, Typically Ranges from 8x - 12x

•                  Portfolio Constructed with the Aim of Performing Well in Both Rising and Falling Interest Rate Environments

•                  Inelastic Borrowers and Adjustable Rate Assets

Portfolio Information

UNAUDITED as of 2/17/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.	[LOGO]

Valuation

			As a Percentage of
		As a Percentage of	Mortgage Assets, Cash
Asset Category	Market Value	Mortgage Assets	and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,073,842,989	58.16%	55.48%
Hybrid Adjustable Rate Mortgage Backed Securities	$728,843,996	20.44%	19.50%
Fixed Rate Mortgage Backed Securities	$549,428,498	15.41%	14.70%
Fixed Rate Agency Debt	$96,727,786	2.71%	2.59%
Fixed Rate CMO	$70,067,967	1.96%	1.87%
Balloon Maturity Mortgage Backed Securities	$47,223,309	1.32%	1.26%
Total: Mortgage Assets (2)	$3,566,134,545	100.00%

Total Cash and Net Short-Term Receivables	$107,071,755		2.86%
Cash out on Margin (Encumbered Cash)	$—		0.00%
Long-Term Receivables From Opteum Financial Services	$65,000,000		1.74%
Total: All Assets	$3,738,206,300		100.00%

Note: The Value of Securities in the Box (Unencumbered) is $9,336,979

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) This includes Forward Settling Purchases.

Prepayment Speeds

	Weighted Average	Weighted Average
	One Month	Three Month
	Prepayment Speeds	Prepayment Speeds
Asset Category	(CPR)	(CPR)
Adjustable Rate Mortgage Backed Securities	26.24%	32.17%
Hybrid Adjustable Rate Mortgage Backed Securities	16.82%	23.54%
Fixed Rate Mortgage Backed Securities	20.96%	26.00%
Fixed Rate Agency Debt	n/a	n/a
Fixed Rate CMO	17.36%	24.37%
Balloon Maturity Mortgage Backed Securities	16.71%	15.58%
Total: Mortgage Assets	22.79%	28.85%

On February 7, 2006 Prepayment Speeds were released for paydowns occurring in January 2006 (November - January for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.52
Weighted Average Current Price	$100.83
Modeled Effective Duration	1.233

Characteristics

			Weighted Average	Weighted Average		Weighted Average
	Weighted Average	Weighted Average	Periodic Cap	Coupon Reset	Longest	Maturity
Asset Category	Coupon	Lifetime Cap	Per Year (3)	(in Months)	Maturity	(in Months)
Adjustable Rate Mortgage Backed Securities (3)	4.61%	10.42%	1.79%	4.87	1-Apr-44	332
Hybrid Adjustable Rate Mortgage Backed Securities	4.32%	9.84%	1.72%	19.31	1-Nov-35	337
Fixed Rate Mortgage Backed Securities	6.91%	n/a	n/a	n/a	1-Feb-36	275
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	48
Fixed Rate CMO	5.58%	n/a	n/a	n/a	25-Jul-34	330
Balloon Maturity Mortgage Backed Securities	4.06%	n/a	n/a	n/a	1-Feb-11	47
Total: Mortgage Assets	4.90%	10.27%	1.77%	8.62	1-Apr-44	313

(3) 31.3% ($649.8 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

		As a Percentage of
Agency	Market Value	Mortgage Assets
Fannie Mae	$2,275,520,234	63.81%
Freddie Mac	$697,406,331	19.56%
Ginnie Mae	$593,207,980	16.63%
Total Portfolio	$3,566,134,545	100.00%

		As a Percentage of
Pool Status	Market Value	Mortgage Assets
Whole Pool	$2,176,625,554	61.04%
Non Whole Pool	$1,389,508,991	38.96%

Total Portfolio	$3,566,134,545	100.00%

	Internally
	Generated Market	% of Asset	% of Total
	Value	Class	Mortgage Assets

Adjustable Rate Mortgages

One Month LIBOR	$41,207,709	1.99%	1.16%
Moving Treasury Average	$59,368,641	2.86%	1.66%
Cost Of Funds Index	$399,406,681	19.26%	11.20%
Six Month LIBOR	$210,395,397	10.15%	5.90%
Six Month CD Rate	$2,877,030	0.14%	0.08%
One Year LIBOR	$409,223,222	19.73%	11.48%
Conventional One Year CMT	$581,577,004	28.04%	16.31%
FHA and VA One Year CMT	$363,094,211	17.51%	10.18%
Other	$6,693,094	0.32%	0.19%
Total ARMs	$2,073,842,989	100.00%	58.16%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$318,101,010	43.64%	8.92%
19 - 24 Months to First Reset	$131,473,261	18.04%	3.69%
25 - 36 Months to First Reset	$51,030,472	7.00%	1.43%
37 - 48 Months to First Reset	$0	0.00%	0.00%
Total	$500,604,743	68.68%	14.04%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$17,021,633	2.34%	0.48%
19 - 24 Months to First Reset	$3,821,659	0.52%	0.10%
25 - 36 Months to First Reset	$14,932,781	2.05%	0.42%
37 - 47 Months to First Reset	$4,144,958	0.57%	0.12%
Total	$39,921,031	5.48%	1.12%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$167,074,229	22.92%	4.68%
25 - 36 Months to First Reset	$21,243,993	2.92%	0.60%
Total	$188,318,222	25.84%	5.28%

Total Hybrid ARMs	$728,843,996	100.00%	20.44%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Balloons

< = 4.0 Years to Balloon Date	$36,179,124	76.61%	1.01%
4.01 - 5.0 Years to Balloon Date	$11,044,185	23.39%	0.31%
5.01 - 5.5 Years to Balloon Date	$0	0.00%	0.00%
Total Balloons	$47,223,309	100.00%	1.32%

Fixed Rate Agency Debt

4.5yr Stated Final Maturity	$96,727,786	100.00%	2.71%
Total Fixed Rate Agency Debt	$96,727,786	100.00%	2.71%

Fixed Rate CMOs

Fixed Rate CMOs	$70,067,967	100.00%	1.96%
Total Fixed Rate CMOs	$70,067,967	100.00%	1.96%

Fixed Rate Assets

10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$2,031,512	0.37%	0.06%
15yr $85,000 Maximum Loan Size	$70,884,818	12.90%	1.98%
15yr $110,000 Maximum Loan Size	$4,689,136	0.85%	0.13%
15yr 100% Investor Property	$610,435	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$946,891	0.17%	0.03%
15yr 100% Alt-A	$38,751,040	7.05%	1.09%
15yr Geography Specific (NY, FL, VT, TX)	$1,818,235	0.33%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$25,605,844	4.66%	0.72%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,127,853	0.21%	0.03%
20yr 100% Alt-A	$771,324	0.14%	0.02%
30yr $85,000 Maximum Loan Size	$161,731,593	29.44%	4.54%
30yr $110,000 Maximum Loan Size	$38,492,163	7.01%	1.08%
30yr 100% Investor Property	$6,276,128	1.15%	0.18%
30yr 100% FNMA Expanded Approval Level 3	$49,264,461	8.97%	1.38%
30yr 100% Alt-A	$35,789,691	6.51%	1.00%
30yr Geography Specific (NY, FL, VT, TX)	$4,528,275	0.82%	0.13%
30yr 100% GNMA Builder Buydown Program	$5,431,751	0.99%	0.15%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$100,677,348	18.32%	2.82%
Total Fixed Rate Collateral	$549,428,498	100.00%	15.41%

Total (All Mortgage Assets)	$3,566,134,545		100.00%
Total Cash and Short-Term Receivables	$107,071,755
Long-term Receivables From OFS	$65,000,000
Total Assets and Cash	$3,738,206,300
Total Forward Settling Purchases	$139,882,457

ARM Reset Schedule

Opteum Inc Coupon Reset Schedule

Opteum’s Total Outstanding Current Face as of 2/17/2006

(Entire Portfolio, Assumes No Paydowns)

[CHART]

Opteum (REIT) Portfolio Return on Marginal Equity Opportunities (2/21/06)

( 1 Year CMT Rate + 225 bps margin) - (1 Month LIBOR)

[CHART]

Opteum (REIT) Liabilities

[LOGO]

Unaudited Funding Information as of 2/17/2006

	Dollar Amount of	Weighted Average	Longest
Repurchase Counterparties	Borrowings	Maturity in Days	Maturity

Deutsche Bank (1)	$950,737,006	101	11-Oct-06
Nomura	$671,699,000	84	18-Sep-06
WAMU	$383,501,000	22	13-Apr-06
Cantor Fitzgerald	$346,402,000	43	25-Apr-06
Bear Stearns	$236,335,000	97	7-Jul-06
UBS Securities	$171,096,000	83	19-Oct-06
Goldman Sachs	$141,917,000	48	1-May-06
Merrill Lynch	$128,119,000	48	19-Apr-06
JP Morgan Secs	$93,783,000	143	18-Jul-06
Morgan Stanley	$72,606,455	67	27-Apr-06
Lehman Bros	$62,643,000	39	28-Mar-06
Daiwa Secs	$35,772,000	85	7-Jul-06
Countrywide Secs	$22,930,000	38	27-Mar-06
RBS Greenwich Capital	$1,503,000	45	3-Apr-06

Total	$3,319,043,461	76	19-Oct-06

Total Forward Settling Purchases Without Commited Repo Terms	139,882,457

Estimated Haircut (at 3%)	4,196,474
Estimated Forward Borrowings	135,685,983
Est Total Borrowing	$3,454,729,445

(1) Includes $507 Million floating rate repo obligations

Studying the Opteum Business Model

•                  “Best Practices” – OPX Founders Took Two Years Researching the Sector Prior to Completing Business Plan

•                  Identify “Best Practices”

•                  Clarify “Not-So Best Practices”

•                  Biggest Strength

•                  Permanent Equity to Invest in Fixed Income Instruments

•                  Stock price can go down but that does not force the investment manager to sell assets

•                  Hedge fund investors often times withdraw their funds at precisely the moment when they should be buying, forcing the hedge fund manager to sell at the wrong time

•                  Biggest Weakness

•                  Event Risk

•                  Margin Call

How does Opteum Effectively Address Weaknesses in the Business

Model & Make the RMBS REIT Business Model Better?

A.     Clearly Defined Investment Objectives (Balancing the Two)

•                  Book Value Preservation

•                  Avoid Permanent Losses (NLY, LUM, MFA, FBR)

•                  Grow Book Value

•                  Stable Returns Over Time

•                  Large Percentage of Shareholders Buy REITs for the Dividend Income

B.     Avoid Event Risk

•                  Event Risk Scenarios Manifest Themselves through Margin Calls

•                  Major Price Movements

•                  Very High Prepayments

•                  Spread Widening

•                  Reduction in the Availability of Credit

Making The Business Model Better

1.                   Cash Management and Committed Funding Agreements

2.                   True Quantitative Risk Management

3.                   Diversification: Portfolio is Diversified across Five Classes of Short-Duration Low Price Volatility Agency Mortgage Related Assets

4.                   Loan Level Detail Analysis

5.                   Full Transparency

6.                   Repo and Settlement Outsourcing

7.                   Low General & Administrative Expense Ratio

8.                   Application of Best Practices

Making the RMBS REIT Business Model Better

1.      Cash Management and Committed Funding Agreements

•                  40% (or more) of Book Equity Cash Available Prior to Monthly Bond Factor and Prepayment Release

•                  Current Portfolio Generates Approximately $90 to $130 Million a Month in Cash Flow

•                  Substantial Borrowing Lines (Approximately $14 billion in Repo Lines)

•                  Committed Borrowing Lines

•                  $1.85 Billion, 364-Day Committed Repo Lines with Three Banks

•                  Principal Prepayment Margin Call Waiver

•                  $100 Million Allocation of a $1 Billion facility

2.      True Quantitative Risk Management

•                  Risk Based Capital Allocation Model

•                  Patterned after Risk-Based Capital Guidelines Established by Basel Accords

•                  Risk Profile of the Portfolio Drives Leverage Ratio

•                  Asset Allocation Model used to Construct Target Portfolio

•                  Target Portfolio Allocations is Fine Tuned by Management

•                  All of these Tools are Used on an Ongoing Basis to Monitor the Risk Profile, Guide the Leverage Ratio and Determine Asset Allocations

3.                 Diversification

•                  Portfolio is Diversified across Various Types of Short-Duration, Low Price Volatility Agency Mortgage Related Assets (see 8K)

•                  Agency Assets offer Greatest Liquidity

•                  Maintain Low Duration

•                  Opteum Acquisition is an Extension of Diversification Model

•                  Diversification Limits Income Volatility & Book Value Event Risk

•                  Prepayments, Spread/Price Changes & Retrospective Method of Accounting

4.                 Loan Level Detail Analysis

•                  CPR & CDR Technologies

•                  Providers of ongoing loan level detail

•                  Inelastic Borrowers

•                  Prepay within a tighter range of expectations

•                  Pay higher rates (higher coupon income for Opteum)

•                  Top of the “Pear Tree” – pick the borrower who is least likely to refinance

•                  Weakness in the Performance of Hybrid Mortgages

•                  It is the Investment of Choice for Much of the Sector

5.                 Full Transparency

•                  OPX Releases its Portfolio and Liabilities at Least Every Six Weeks

•                  Credit officers always know what Opteum owns

•                  Lenders take great comfort in knowing Opteum ‘s financial condition

•                  Investors take comfort in knowing Opteum is willing to show all that they own and what they have borrowed

•                  Top of the “Pear Tree” – be the firm the creditors are least likely to worry about in a financial crisis situation

6.                 Repo and Settlement Outsourcing

•                  AVM, LP and III Associates

•                  In-house (Opteum) Liability Management with Outsourcing Execution

•                  Improves Repo Pricing

•                  Maximizes Settlement Efficiency and Reliability

•                  All Counter-Party Relationships in Opteum’s name

•                  Efficient use of Reverse Margin Calls enables Opteum to Maintain Accurate Leverage Levels

•                  AVM can Regularly Deliver a Cost Advantage over Prime Brokerage in Repo Transactions

•                  No Custodian Set up Fee and Small Ongoing Fees

•                  Diversified (19) Repurchase Counter Parties

7.                 Low General and Administrative Expense Ratio

•                  Low cost producers in most industries have the best chance of longevity

•                  General Administrative Expenses historically have been 18 bp’s of Assets (excluding fees for independent directors)

8.      Application of Best Practices

•                  Early Dividend Payment Dates and Early 10K and 10Q Releases

•                  Board of Directors – Independent & Experienced

•                  See Company Website (www.opteum.com ) for Board Member and Senior Management Biographies

•                  Board Members and Senior Management Have Purchased Over $4,000,000 of Company Stock During Various Equity Offerings and in the Open Market

•                  Through 2005, all Independent Board Members have Received all Board Compensation in Stock

•                  Compensation Consultants

•                  FASB 123

•                  Senior Legal Representation

OFS Business Model

Origination Channels

[GRAPHIC]

Conduit Division: National Office (1)	Wholesale Division: Regional Offices (2) Branch Offices (3)	Retail Division: Branch Offices (29)

Fiscal 2005 Production Summary

•                  Through December 31, 2005, Opteum Closed 6.7 Billion Dollars of Residential Mortgages

Product	# Of Loans	Loan Amount	% Of Total
FNMA / FHLMC	2,784	508,751,552	7.6%
FHA / VA	1,682	245,493,826	3.6%
Non-Conforming	1,084	343,155,332	5.1%
Prime ARM	518	106,226,617	1.6%
ALT-A	15,438	4,202,591,998	62.4%
Expanded A- / Subprime	2,880	701,699,259	10.4%
Second Liens	7,184	385,583,161	5.7%
Negative Am ARM	50	17,332,919	0.3%
Brokered Loan	1,430	226,854,353	3.4%
TOTAL	33,051	6,737,689,017	100.0%

*  Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) or seconds (the last one in OPMAC 2005-2).

Production by Channel

Opteum Financial Services:

Loan Production by Channel through December 31, 2005

[CHART]

* 2005 includes closed loan production for 13 months ended December 31st.

Product Mix – Retail

Opteum Financial Services:  Retail Production by Product Year-to-Date through December 31, 2005

[CHART]

Total Retail Production = $2,274M

Product Mix – Wholesale

Opteum Financial Services:  Wholesale Production by Product Year-to-Date through December 31, 2005

[CHART]

Total Wholesale Production = $2,114M

Product Mix – Conduit

Opteum Financial Services:  Conduit Production by Product Year-to-Date through December 31, 2005

[CHART]

Total Conduit Production = $2,350M

Opteum Mortgage Acceptance Corp – Securitizations thru December 2005

	HMAC 2004-1	HMAC 2004-2	HMAC 2004-3	HMAC 2004-4	HMAC 2004-5
Original Balance	$309,846,147.00	$387,791,245.00	$417,055,302.00	$410,125,325.00	$413,874,752.00
Close Date	March 5, 2004	May 10, 2004	July 1, 2004	August 17, 2004	October 1, 2004
LTV	81.640	77.350	77.000	79.600	79.340
Credit Score	683	692	692	690	690

Product Type
Fixed	$74,565,674.00	$114,345,346.00	$134,693,470.00	$100,946,691.00	$130,103,752.00
ARM 6 ML	$45,576,295.00	$17,328,194.00	$21,432,084.50	$17,451,467.00	$27,883,289.00
ARM 2/6	$121,797,275.00	$113,142,568.00	$103,004,081.32	$141,354,408.00	$141,783,825.00
ARM 3/6	$16,160,180.00	$51,137,778.00	$59,666,419.76	$65,789,554.00	$55,335,292.00
ARM 5/6	$50,542,803.00	$85,878,609.00	$90,720,624.97	$75,316,889.00	$54,476,221.00
ARM 7/6	$951,920.00	$5,606,750.00	$6,469,822.51	$8,898,316.00	$3,658,106.00
ARM 10/6	$252,000	$352,000.00	$1,068,800.00	$368,000.00	$634,267.00

Product Credit
Alt A	$273,664,352.00	$363,554,685.00	$379,626,203.00	$354,733,529.00	$355,627,679.00
Expanded (A-)	0	0	0	0	0
Subprime*	$36,181,795.00	$24,236,560.00	$37,429,099.00	$40,869,138.00	$44,043,766.00
Second Lien*	0	0	0	$14,522,658.00	$14,203,307.00

Prepay Type
Total Prepay	43.18%	45.53%	60.72%	73.63%	78.39%
Hard Type Only	43.15%	17.70%	37.45%	62.46%	68.36%

Prepay Speed
Curr. Annualized	44.54%	24.82%	32.47%	31.72%	35.30%
CPR

*  Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

	HMAC 2004-6	OPMAC 2005-1	OPMAC 2005-2	OPMAC 2005-3	OPMAC 2005-4	OPMAC 2005-5
Original Balance	$761,026,691.00	$802,625,137.00	$883,988,562.00	$937,116,704.00	$1,321,738,004.00	$986,662,596.00

Close Date	November 19, 2004	January 31, 2005	April 5, 2005	June 17, 2005	August 25, 2005	November 30, 2005

LTV	81.300	78.100	75.99	75.56	75.59	74.05

Credit Score	686	688	683	699	701	702

Product Type
Fixed	$226,419,814.00	$209,017,651.00	$227,079,252.00	$260,318,431.00	$499,220,444.00	$382,726,488.00
ARM 6 ML	$43,686,158.00	$39,354,589.00	$51,893,393.50	$70,918,541.00	$36,876,490.00	$8,555,720.00
ARM 2/6	$325,665,601.00	$362,888,669.00	$361,545,549.00	$245,857,302.00	$331,095,370.00	$271,071,226.00
ARM 3/6	$83,706,367.00	$82,401,534.00	$87,817,025.00	$61,304,982.00	$64,236,467.00	$34,560,586.00
ARM 5/6	$77,665,615.00	$101,087,883.00	$137,607,001.00	$272,428,873.00	$343,255,360.00	$276,289,413.00
ARM 7/6	$2,607,936.00	$5,201,261.00	$8,954,187.00	$14,084,409.00	$33,836,493.00	$10,314,613.00
ARM 10/6	$1,275,200.000	$2,673,550.00	$9,092,155.00	$12,204,165.00	$13,217,380.00	$3,144,550.00

Product Credit
Alt A	$661,448,582.00	$719,172,200.00	$854,593,388.00	$921,181,705.00	$1,182,426,818.0	$866,667,651.00
Expanded (A-)	$13,580,180.00	$9,242,685.00	$27,272,284.00	$15,935,700.00	0	$119,994,945.00
Subprime*	$51,317,831.00	$41,707,962.00	0	0	$139,311,186.00	0
Second Lien*	$34,680,098.00	$32,502,290.00	$2,122,890.00	0	0	0

Prepay Type
Total Prepay	68.32%	72.5%	73.7%	73.6%	71.9%	76.4%
Hard Type Only	62.72%	69.9%	69.9%	69.5%	64.0%	69.2%

Prepay Speed
Curr. Annualized CPR	40.84%	39.69%	24.85%	16.71%	13.52	2.46

*  Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Issuance Summary By Deal Name

Name	UPB Issue Amount	Gross WAC	Net WAC	WALTV	WACLTV	WA Fico

HMAC 2004-1	309,846,147	6.114	5.634	81.64	84.67	683

HMAC 2004-2	387,791,245	5.559	5.296	77.35	81.32	692

HMAC 2004-3	417,055,302	5.529	5.244	77.00	81.89	692

HMAC 2004-4	410,125,325	5.960	5.620	79.60	84.72	690

HMAC 2004-5	413,874,752	6.161	5.864	79.34	85.15	690

HMAC 2004-6	761,026,691	6.255	5.936	81.30	87.56	686

OPMAC 2005-1	802,625,137	6.077	5.792	78.10	85.18	688

OPMAC 2005-2	883,988,562	5.927	5.642	75.99	84.13	693

OPMAC 2005-3	937,116,704	6.067	5.796	75.56	84.61	699

OPMAC 2005-4	1,321,738,004	6.203	5.923	75.57	85.09	701

OPMAC 2005-5	986,662,596	6.209	5.918	74.05	82.35	702

Total Issuance	7,631,850,465	6.059	5.765	77.10	84.42	694

Collateral Detail - thru December 2005

Documentation Type	Percentage
Full Doc	22%
Stated Inc/Verified Asset	38%
Stated Inc/Stated Asset	24%
No Ratio	5%
NINA	11%

LTV Distribution	Percentage
Less than 60%	11%
60.01-65%	5%
65.01-70%	8%
70.01-75%	6%
75.01-80%	57%
80.01-85%	2%
85.01-90%	6%
90.01-95%	5%
95.01-100%	2%

Fico Score	Percentage
680+	60%
660-679	15%
620-659	21%
580-619	4%
520-579	0%

State Distribution	Percentage
CA	50%
GA	13%
NJ	7%
FL	5%
Other	25%

Security Performance

Name	Period	CPR	60 Day	90 Day	Total DQ	BK	FC	REO
2004-1	21	44.54	0.37%	0.08%	1.04%	3.48%	1.37%	1.46%
2004-2	19	24.82	0.39%	0.10%	1.49%	1.16%	0.78%	0.75%
2004-3	18	32.47	0.10%	0.00%	1.11	1.22%	1.26%	0.34%
2004-4	16	31.72	0.04%	0.32%	0.75%	1.00%	1.40%	0.27%
2004-5	14	35.30	0.24%	0.14%	0.95%	0.43%	1.25%	0.21%
2004-6	13	40.84	0.18%	0.03%	0.99%	0.89%	0.98%	0.42%
2005-1	11	39.69	0.38%	0.01%	1.26%	0.35%	0.99%	0.08%
2005-2	8	24.85	0.04%	0.06%	0.62%	0.49%	0.68%	0.02%
2005-3	6	16.71	0.05%	0.00%	0.50%	0.13%	0.49%	0.00%
2005-4	4	13.52	0.12%	0.00%	0.63%	0.07%	0.05%	0.00%
2005-5	1	2.46	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

* Information provided as of December 2005

For more Performance information, visit www.opteum.com ( click on “Corporate” on the top menu; choose “Investors” from the left nav bars; click on “HMAC-OPTEMAC Performance”; and sign-up/register to obtain log-in access ).

Opteum Financial Services – Warehouse Lines, Working Capital, & Aggregation Lines

Provider	Commitments
Warehouse Lines
GMAC – RFC (Committed)	$100,000,000
UBS (Uncommitted)	$750,000,000
Colonial Bank – Syndication (Committed)	$284,500,000
JP Morgan (Committed)	$10,000,000

Aggregation Line
Bear Stearns	$750,000,000
Greenwich (Repo Facility)	$250,000,000
Citigroup	$1,500,000,000

Residual Financing Line
Citigroup	$50,000,000

Proposed Syndication
JP Morgan Chase (Committed)	$1,000,000,000

As of 11/30/05

Discussion of GAAP Accounting &

Proper SEC Presentation

GAAP/TAX Accounting Concepts Related to OPX-OFS Merger

	GAAP	TAX
Financial Statements	Consolidated	Stand Alone
Intercompany Transactions	Eliminated	Reported as They Occur
Intercompany Loan – OPX to OFS
Interest Income	Eliminated	Accrued as Earned
Interest Expense	Eliminated	Deductible When Paid
After-Tax Earnings/Dividends	Earnings Consolidated	OPX Potential Dividend Increases to the Extent After-Tax Earnings Paid to Opteum as Dividends

See following page for a more detailed explanation

GAAP

•                  Opteum and OFS no longer exist as stand alone entities for financial reporting purposes.

•                  Financial data will now be presented as a combined entity.

•                  For GAAP purposes inter-company transactions (such as the loan to OFS and the interest paid and received on the loan) will not be presented.

•                  In order for Opteum to be able to pay OFS earnings out as dividends to Opteum shareholders, OFS must pay cash to Opteum in the form of dividends.

TAX

•                  Opteum and OFS will each file their own separate tax return.

•                  Inter-company transactions will be included, for tax purposes.

•                  OFS may deduct amounts as interest expense to Opteum on their tax return only if those amounts are paid in cash.

•                  Opteum may accrue amounts as interest income from OFS whether they are paid in cash or not.

•                  Opteum will report cash earnings up-streamed from OFS as income on their tax return as well as deduct OFS dividends paid out to shareholders as part of the “Dividends Paid” deduction on its tax return.

What Causes Book Value to Fluctuate?

What Causes Book Value to Fluctuate?

•                  Change in Value of the Opteum Portfolio

•                  Rate Moves

•                  Spread Moves

•                  Change in Value of Servicing

•                  Prepayment Assumptions

•                  Change in Value of the Residuals

•                  Realized and Projected Payments and Losses

•                  Retained Earnings at the Taxable REIT Subsidiary (OFS)

Corporate Achievements and

Disappointments in 2005

2005 Corporate Achievements

•                  Opteum Acquisition

•                  Book value price when Opteum peers are trading at large premiums.

•                  Only paid for the “assets” – servicing and residuals. The mortgage bank was essentially “free”.

•                  High teens ROE potential.

•                  Solid senior management team with very loyal employees.

•                  Increases OPX’s diversity of assets strategy.

•                  Reduces dependence on just “spread income” and Fed rate moves.

•                  Great growth opportunities.

•                  $100 Million Principal Pre-Payment Margin Waiver Agreement & Committed Facilities

•                  This is the first of its kind. We cannot find anyone who has seen this implemented before.

•                  Currently provides an average of $42M ($29M-$52M) a month in excess liquidity.

•                  Able to maintain higher leverage on fast paying assets (ARM’s) and achieve a higher ROE.

•                  The only company in the current peer group to have committed borrowing facilities.

•                  The whole facility totals $1.85 Billion.

•                  Aggressive haircuts and rates.

•                  Operating Achievements

•                  Highest ROE of the peer group (12.2%), which is over 250bp above the next highest in peer group.

•                  REIT made money in every quarter despite a 325bp increase in federal funds rate sine 6/30/2004.

•                  No permanent losses taken in 2005 (four members of RMBS peer group have taken losses).

•                  Operated REIT G&A expenses at 18bp’s since inception.

•                  Sarbanes-Oxley 404 Compliant.

•                  The October 2005 $50 million issuance of Trust Preferred debt was done 50 bp’s inside any other quote we could get and those quotes were not “firm”.

2005 Corporate Disappointments

•                  Despite having the lowest duration of the peer group every reporting period in 2005, OPX’s book value decreased the most in the group.

•                  The stock price performance was very negative for the year.

•                  The stock market has not yet recognized the value of the Opteum merger.

www.opteum.com